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                              Janus Investment Fund

                         Supplement dated June 19, 2009
                       to Currently Effective Prospectuses

The following replaces information under "Expense Limitations" provided in a supplement dated March 17, 2009, to the Funds' currently effective prospectuses:

EXPENSE LIMITATIONS

In connection with the merger of funds of the Janus Adviser Series trust, another trust managed by Janus Capital Management LLC ("Janus Capital") into your trust, the Janus Investment Fund trust, (the "Reorganization"), Janus Capital has agreed to waive all or a portion of its investment advisory fee for certain Funds to the extent total operating expenses for a share class (excluding, for the Janus Smart Portfolios, any expenses of an underlying fund) exceed an expense limit. Certain expenses are excluded from the expense limit with respect to your share class, including transfer agency fees, any applicable performance adjustment to an investment advisory fee, as well as the amount of any items not normally considered operating expenses such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses, and any indemnification related thereto) paid or payable by the Fund. For those Funds that currently have an expense limitation agreement with Janus Capital, this new agreement is similar with the exception that transfer agency fees and performance adjustments to the investment advisory fee, as applicable, are now excluded from the expense limit. The current agreements expire upon the launch of new share classes into a Fund, at the time of the Reorganization (anticipated on or about July 6, 2009). The change in expense limits and terms of the agreement may increase or decrease your Fund's total net expense ratio from what it would have been had the current expense limitation agreements been in effect as of the Reorganization. The chart below shows any current expense limits and the new expense limits agreed to by Janus Capital that are contingent upon and effective with the Reorganization (not including expenses that are otherwise excluded). Each new expense limit agreement continues until November 1, 2010.

                                                      CURRENT           NEW
    FUND                                           EXPENSE LIMIT   EXPENSE LIMIT
    ----                                           -------------   -------------
    INTECH Risk-Managed Core Fund................       N/A            0.89%
    Janus Balanced Fund..........................       N/A            0.76%
    Janus Contrarian Fund........................       N/A            0.89%
    Janus Enterprise Fund........................       N/A            0.90%
    Janus Flexible Bond Fund*....................      0.93%           0.55%
    Janus Fund...................................       N/A            0.78%
    Janus Global Research Fund*..................      1.25%           1.00%
    Janus Growth and Income Fund.................       N/A            0.73%

                                                      CURRENT           NEW
    FUND                                           EXPENSE LIMIT   EXPENSE LIMIT
    ----                                           -------------   -------------
    Janus High-Yield Fund*.......................      0.90%           0.78%
    Janus Orion Fund.............................       N/A            0.90%
    Janus Overseas Fund..........................       N/A            0.92%
    Janus Research Core Fund.....................       N/A            0.66%
    Janus Short-Term Bond Fund*..................      0.64%           0.55%
    Janus Smart Portfolio-Conservative*..........      0.17%           0.40%
    Janus Smart Portfolio-Growth*................      0.24%           0.45%
    Janus Smart Portfolio-Moderate*..............      0.20%           0.39%
    Janus Triton Fund*...........................      1.25%           1.05%
    Janus Worldwide Fund.........................       N/A            1.00%
    Perkins Mid Cap Value Fund...................       N/A            0.86%
    Perkins Small Cap Value Fund.................       N/A            0.96%


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* For those Funds that have a current expense limitation agreement and that will enter into a new expense limitation agreement with Janus Capital, the "current" and estimated "new" total net expense ratio (showing the impact of the current and new expense limit as if those limits were in effect as of April 30, 2009, assuming average net assets for the six-month period ended April 30, 2009), are as follows: Janus Flexible Bond Fund 0.75% (current) and 0.72% (new); Janus Global Research Fund 1.25% (current) and 1.30% (new); Janus High-Yield Fund 0.91% (current) and 0.90% (new); Janus Short-Term Bond Fund 0.64% (current) and 0.72% (new); Janus Smart Portfolio-Conservative 0.84% (current) and 0.99% (new); Janus Smart Portfolio-Growth 1.00% (current) and 1.16% (new); Janus Smart Portfolio-Moderate 0.91% (current) and 1.06% (new); and Janus Triton Fund 1.26% (current) and 1.24% (new). Such new expenses reflect the exclusion of certain expenses from the expense limits and the elimination of an annual $4 per account fee, but do not reflect any impact of additional assets merging into a Fund in connection with the Reorganization.

It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. More current total net asset information is available on janus.com.

Investors in the Funds should consider this information in making a long-term investment decision.

                Please retain this Supplement with your records.